EXHIBIT 99

                              FINANCIAL STATEMENTS

========================================================================================================================
                   S C H E D U L E S    O F     I N V E S T M E N T S
=========================================================================================================================
                               LifeUSA Funds, Inc.
                                 April 30, 1997
          (percentage figures indicate percentage of total net assets)
                                   (unaudited)

LIFEUSA AGGRESSIVE GROWTH FUND

MUTUAL FUNDS - 100.1%

                                                                                                                 Market
                                                                                                 Quantity       Value (a)
-------------------------------------------------------------------------------------------------------------------------
IAI Value Fund - 29.9%                                                                              632         $ 7,360
IAI Capital Appreciation Fund - 49.3%                                                               891          12,126
IAI Regional Fund - 20.9%                                                                           223           5,149
                                                                                                              ------------
                                                                                                                 24,635
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
(cost: $26,336) (b) ......................................................................................     $  24,635
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - (0.1%)
 ..........................................................................................................     $    (27)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 ..........................................................................................................     $  24,608
--------------------------------------------------------------------------------------------------------------------------



LIFEUSA GROWTH FUND

MUTUAL FUNDS - 100.1%
                                                                                                                   Market
                                                                                                 Quantity         Value (a)
---------------------------------------------------------------------------------------------------------------------------
IAI Midcap Growth Fund - 48.2%                                                                      740           $ 11,928
IAI Growth Fund - 30.9%                                                                             754              7,627
IAI Growth and Income Fund - 21.0%                                                                  336              5,194
                                                                                                                -----------
                                                                                                                     24,749
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
(cost: $26,230) (b) ......................................................................................       $  24,749
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - (0.1%)
 ..........................................................................................................       $    (24)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 ..........................................................................................................       $  24,725
---------------------------------------------------------------------------------------------------------------------------



LIFEUSA GLOBAL FUND

MUTUAL FUNDS - 100.1%
                                                                                                                   Market
                                                                                                 Quantity         Value (a)
----------------------------------------------------------------------------------------------------------------------------
IAI Growth Fund - 28.8%                                                                            1,401          $ 14,167
IAI International Fund - 55.9%                                                                     2,228            27,431
IAI Developing Countries Fund -10.2%                                                                 464             5,002
IAI Latin America Fund -5.2%                                                                         209             2,568
                                                                                                                ------------
                                                                                                                    49,168
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
(cost: $49,692) (b) ......................................................................................        $ 49,168
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - (0.1%)
 ..........................................................................................................       $    (49)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 ..........................................................................................................       $   49,119
----------------------------------------------------------------------------------------------------------------------------

          See Accompanying Notes to Schedules of Investments on page 3

===========================================================================================================================
                   S C H E D U L E S     O F      I N V E S T M E N T S
===========================================================================================================================
                               LifeUSA Funds, Inc.
                                 April 30, 1997
          (percentage figures indicate percentage of total net assets)
                                   (unaudited)



LIFEUSA BALANCED FUND

MUTUAL FUNDS - 100.1%
                                                                                                               Market
                                                                                           Quantity           Value (a)
-------------------------------------------------------------------------------------------------------------------------------
IAI Government Fund - 20.2%                                                                    734   $         7,105
IAI Midcap Growth Fund - 4.6%                                                                  100             1,616
IAI Value Fund - 6.7%                                                                          202             2,354
IAI Growth Fund -4.9%                                                                          169             1,714
IAI Bond Fund - 30.2%                                                                        1,168            10,635
IAI International Fund -15.3%                                                                  435             5,363
IAI Developing Countries Fund - 3.1%                                                           100             1,079
IAI Latin America Fund - 3.1%                                                                   90             1,107
IAI Regional Fund - 5.0%                                                                        75             1,744
IAI Growth and Income Fund - 7.0%                                                              158             2,456
                                                                                                            ------------
                                                                                                               35,173
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
(cost: $35,610) (b) ...............................................................................  $         35,173
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - (0.1%)
 ...................................................................................................  $            (30)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 .................................................................................................... $         35,143
-------------------------------------------------------------------------------------------------------------------------------



LIFEUSA CURRENT INCOME FUND

MUTUAL FUNDS - 100.1%
                                                                                                              Market
                                                                                           Quantity         Value (a)
---------------------------------------------------------------------------------------------------------------------
IAI Government Fund - 20.0%                                                                    379   $         3,669
IAI Bond Fund - 70.0%                                                                        1,407            12,805
IAI Reserve Fund - 10.1%                                                                       187             1,843
                                                                                                         ------------
                                                                                                              18,317
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
(cost: $18,568) (b) ..............................................................................   $        18,317
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - (0.1%)
 ..................................................................................................   $          (21)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
 ..................................................................................................   $       18,296
-----------------------------------------------------------------------------------------------------------------------



LIFEUSA PRINCIPAL PRESERVATION FUND

MUTUAL FUNDS - 100.1%
                                                                                                             Market
                                                                                           Quantity         Value (a)
---------------------------------------------------------------------------------------------------------------------
IAI Money Market Fund - 100.1%                                                              20,978   $        20,978
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
(cost: $20,978) (b) ...............................................................................  $        20,978
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - (0.1%)
 ..................................................................................................   $           (15)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
 ...................................................................................................  $        20,963
---------------------------------------------------------------------------------------------------------------------

          See Accompanying Notes to Schedules of Investments on page 3

==============================================================================================================================
                       NOTES TO SCHEDULES OF INVESTMENTS
==============================================================================================================================
                               LifeUSA Funds,Inc.

                                 April 30, 1997
                                  (unaudited)

                                      (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation".

                                      (b)
   At April 30, 1997, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

-------------------------------------------------------------------------------------------------------------------
                                                           LIFEUSA AGGRESSIVE         LIFEUSA                LIFEUSA
                                                            GROWTH FUND             GROWTH FUND            GLOBAL FUND
-------------------------------------------------------------------------------------------------------------------------

Cost for federal income tax purposes                  $       26,336            $       26,230        $         49,692
                                             ----------------------------------------------------------------------------

Gross unrealized appreciation                         $          -              $          -          $           216
Gross unrealized depreciation                                 (1,701)                   (1,481)                  (740)
----------------------------------------------------------------------------
Net unrealized depreciation                           $       (1,701)           $       (1,481)       $          (524)
                                             -----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                              LIFEUSA              LIFEUSA CURRENT         LIFEUSA PRINCIPAL
                                                           BALANCED FUND             INCOME FUND           PRESERVATION FUND
------------------------------------------------------------------------------------------------------------------------------

Cost for federal income tax purposes                  $       35,610            $       18,568        $         20,978
                                             ---------------------------------------------------------------------------------

Gross unrealized appreciation                         $          109            $          -          $            -
Gross unrealized depreciation                                   (546)                     (251)                    -
                                            ----------------------------------------------------------------------------------
Net unrealized depreciation                           $         (437)           $         (251)       $            -
                                             ---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

============================================================================================================================
                      STATEMENTS OF ASSETS AND LIABILITIES
============================================================================================================================

                               LifeUSA Funds, Inc.

                                 April 30, 1997
                                  (unaudited)

                                                                   LifeUSA                 LifeUSA            LifeUSA
                                                               Aggressive Growth Fund     Growth Fund       Global Fund
-----------------------------------------------------------------------------------------------------------------------
ASSETS

Investments in securities, at market
    (Cost: $26,336; $26,230; and $49,692, respectively)        $      24,635             $   24,749         $     49,168
Organization costs                                                     6,281                  6,281                6,281
                                                             ---------------------------------------------------------------
    Total Assets                                                      30,916                 31,030               55,449
                                                             ---------------------------------------------------------------

LIABILITIES

Accrued distribution fee                                                  27                    24                    49
Other accrued expenses                                                 6,281                 6,281                 6,281
                                                             ---------------------------------------------------------------
    Total liabilities                                                  6,308                 6,305                 6,330
                                                             ---------------------------------------------------------------
       Net assets applicable to outstanding capital stock        $    24,608             $   4,725         $      49,119
                                                             ---------------------------------------------------------------

REPRESENTED BY:

Capital stock                                                    $        27             $      27         $          49
Additional paid-in capital                                            26,308                26,207                49,643
Undistributed net investment income (loss)                               (26)                  (23)                  (49)
Accumulated net realized gains (losses) on investments                    -                     (5)                   -
Unrealized depreciation on investments                                (1,701)               (1,481)                 (524)
                                                             ---------------------------------------------------------------

    Total - representing net assets applicable to outstanding
             capital stock                                      $     24,608            $   24,725         $       49,119
                                                             ---------------------------------------------------------------
    Shares of common stock outstanding;
      authorized 10 billion shares of $.01 par value
      stock of each Portfolio                                          2,650                 2,675                  4,895
                                                             ---------------------------------------------------------------

    Net asset value per share of outstanding capital stock      $       9.29            $     9.24         $         10.03
                                                             ---------------------------------------------------------------

           See Accompanying Notes to Financial Statements on page 12
                                       4

===============================================================================================================================
                      STATEMENTS OF ASSETS AND LIABILITIES
===============================================================================================================================
                               LifeUSA Funds, Inc.

                                 April 30, 1997
                                   (unaudited)


                                                                      LifeUSA              LifeUSA             LifeUSA Principal
                                                                   Balanced Fund     Current Income Fund     Preservation Fund
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
    Investments in securities, at market
      (Cost: $35,610; $18,568; and $20,978, respectively)        $     35,173        $      18,317            $    20,978
    Cash in bank on demand deposit                                          -                    -                     86
    Organization costs                                                  6,281                6,281                  6,281
                                                                ---------------------------------------------------------------
      Total Assets                                                     41,454               24,598                  27,345
                                                                ---------------------------------------------------------------

LIABILITIES
    Accrued distribution fee                                               30                   21                    24
    Dividends payable ($0.0368 per share)                                   -                    -                    77
    Other accrued expenses                                              6,281                6,281                 6,281
                                                                ---------------------------------------------------------------
      Total liabilities                                                 6,311                6,302                 6,382
                                                                ---------------------------------------------------------------
          Net assets applicable to outstanding capital stock     $     35,143        $      18,296            $   20,963
                                                                ---------------------------------------------------------------

REPRESENTED BY:
    Capital stock                                                $         36        $          18            $       21
    Additional paid-in capital                                         35,397               18,315                20,942
    Undistributed net investment income                                   147                  214                     -
    Accumulated net realized gains on investments                           -                     -                    -
    Unrealized depreciation on investments                               (437)                (251)                    -
                                                                ---------------------------------------------------------------

      Total - representing net assets applicable to
       outstanding capital stock                                $      35,143       $       18,296            $    20,963
                                                                ---------------------------------------------------------------
      Shares of common stock outstanding; authorized
       10 billion shares of $.01 par value stock
       of each Portfolio                                                3,553                 1,833                 2,096
                                                                ---------------------------------------------------------------

      Net asset value per share of outstanding capital stock    $        9.89       $          9.98          $       10.00
                                                                ---------------------------------------------------------------


           See Accompanying Notes to Financial Statements on page 12
                                       5

============================================================================================================================
                            STATEMENTS OF OPERATIONS
============================================================================================================================
                               LifeUSA Funds, Inc.

                 Period from February 3, 1997* to April 30, 1997
                                   (unaudited)

                                                                           LifeUSA                 LifeUSA        LifeUSA
                                                                     Aggressive Growth Fund      Growth Fund    Global Fund
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
    Income:
      Dividends                                                     $         -                  $     -       $      -
                                                                   ---------------------------------------------------------
         Total income                                                         -                        -              -
                                                                   ---------------------------------------------------------

    Expenses:
      Distribution fees                                                      40                       35             73
      Legal fees                                                            413                      413            413
      Amortization of organization costs                                    256                      256            256
      Registration fees                                                   3,345                    3,345          3,345
                                                                   ---------------------------------------------------------
         Total expenses                                                   4,054                    4,049          4,087
         Less fees reimbursed or waived by Distributor                   (4,028)                  (4,026)        (4,038)
                                                                   ---------------------------------------------------------
         Net expenses                                                       26                        23             49
                                                                   ---------------------------------------------------------
            Net investment income (loss)                                   (26)                      (23)           (49)
                                                                   ---------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
    Net realized gains (lossses) on investments                              -                        (5)             -
    Net change in unrealized appreciation or depreciation on
      investment securities                                             (1,701)                   (1,481)          (524)
                                                                   ---------------------------------------------------------
            Net gain (loss) on investments                              (1,701)                   (1,486)          (524)
                                                                   ---------------------------------------------------------
            Net increase (decrease) in net assets resulting
             from operations                                        $   (1,727)                 $ (1,509)        $ (573)
                                                                   ---------------------------------------------------------

*Commencement of operations


           See Accompanying Notes to Financial Statements on page 12

============================================================================================================================
                            STATEMENTS OF OPERATIONS
============================================================================================================================
                               LifeUSA Funds, Inc.

                 Period from February 3, 1997* to April 30, 1997
                                   (unaudited)

                                                                     LifeUSA                LifeUSA           LifeUSA Principal
                                                                  Balanced Fund        Current Income Fund    Preservation Fund
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
    Income:
      Dividends                                                   $      177           $        235            $          231
                                                                 --------------------------------------------------------------
         TOTAL INCOME                                                    177                    235                       231
                                                                 ---------------------------------------------------------------

    Expenses:
      Distribution fees                                                   45                     32                        35
      Legal fees                                                         413                    413                       413
      Amortization of organization costs                                 256                    256                       256
      Registration fees                                                 3,345                 3,345                     3,345
                                                                   -----------------------------------------------------------
         TOTAL EXPENSES                                                 4,059                 4,046                     4,049
         Less fees reimbursed or waived by Distributor                 (4,029)               (4,025)                   (4,025)
                                                                   -----------------------------------------------------------
         NET EXPENSES                                                      30                    21                        24
                                                                   -----------------------------------------------------------
            NET INVESTMENT INCOME                                         147                   214                       207
                                                                   -----------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
    Net realized gains on investments                                       -                     -                         -
    Net change in unrealized appreciation or depreciation on
      investment securities                                              (437)                 (251)                        -
                                                                   -----------------------------------------------------------
            NET GAIN (LOSS) ON INVESTMENTS                               (437)                 (251)                        -
                                                                   ------------------------------------------------------------
            NET INCREASE (DECREASE) IN NET ASSETS
              RESULTING FROM OPERATIONS                                  (290)          $       (37)             $        207
                                                                   ------------------------------------------------------------

*Commencement of Operations


           See Accompanying Notes to Financial Statements on page 12

==================================================================================================================================
                      STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================================
                              LifeUSA Funds, Inc.

                 Period from February 3, 1997* to April 30, 1997
                                   (unaudited)
                                                                        LifeUSA Aggressive           LifeUSA           LifeUSA
                                                                              Growth Fund          Growth Fund       Global Fund
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
     Net investment income (loss)                                            $      (26)           $      (23)     $      (49)
     Net realized gains (losses)                                                      -                    (5)              -
     Net change in unrealized appreciation or depreciation                        (1,701)              (1,481)           (524)
                                                                          --------------------------------------------------------
         Net increase (decrease) in net assets resulting from operations          (1,727)              (1,509)           (573)
                                                                          --------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                            -                    -                -
     Net realized gains                                                               -                    -                -
                                                                          --------------------------------------------------------
         Total distributions                                                          -                    -                -
                                                                          --------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 3)
     Net proceeds from shares sold                                                 26,335              26,284          49,692
     Net asset value of shares issued to shareholders
          in reinvestment of distributions                                            -                    -                -
     Cost of shares redeemed                                                          -                   (50)              -
                                                                          --------------------------------------------------------
         Increase in net assets from capital share transactions                    26,335              26,234           49,692
                                                                          --------------------------------------------------------
         Total increase in net assets                                              24,608              24,725           49,119

             Net assets at beginning of period                                         -                   -                 -
                                                                          --------------------------------------------------------

             Net assets at end of period                                   $       24,608         $    24,725      $    49,119
                                                                          --------------------------------------------------------
                 Including undistributed net investment income (loss) of:  $         (26)         $      (23)      $       (49)
                                                                          --------------------------------------------------------

*Commencement of operations

           See Accompanying Notes to Financial Statements on page 12

====================================================================================================================================
                      STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================================================
                               LifeUSA Funds, Inc.

                 Period from February 3, 1997* to April 30, 1997
                                   (unaudited)
                                                                                                  LifeUSA             LifeUSA
                                                                                LifeUSA            Current           Principal
                                                                               Balanced Fund     Income Fund     Preservation Fund
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
     Net investment income                                                    $      147         $     214        $       207
     Net realized gains                                                               -                 -                   -
     Net change in unrealized appreciation or depreciation                          (437)             (251)                 -
                                                                             -----------------------------------------------------
         Net increase (decrease) in net assets resulting from operations            (290)              (37)               207
                                                                             -----------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                            -                   -              (207)
     Net realized gains                                                               -                   -                -
                                                                             -----------------------------------------------------
         Total distributions                                                          -                   -              (207)
                                                                             -----------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 3)
     Net proceeds from shares sold                                                35,433              18,333            20,833
     Net asset value of shares issued for reinvestment
        of distributions                                                             -                   -                 130
     Cost of shares redeemed                                                         -                   -                -
                                                                             -----------------------------------------------------
         Increase in net assets from capital share transactions                   35,433              18,333            20,963
                                                                             -----------------------------------------------------
         Total increase in net assets                                             35,143              18,296              20,963

            Net assets at beginning of period                                        -                   -                   -
                                                                             -----------------------------------------------------

             Net assets at end of period                                      $   35,143        $     18,296      $      20,963
                                                                             ------------------------------------------------------
                Including undistributed net investment income of:             $      147        $        214      $           -
                                                                             ------------------------------------------------------

*Commencement of operations

           See Accompanying Notes to Financial Statements on page 12

====================================================================================================================================
                              FINANCIAL HIGHLIGHTS
====================================================================================================================================
                               LifeUSA Funds, Inc.
               Period from February 3, 1997**** to April 30, 1997
                                   (unaudited)

  Per share data for a share of capital stock outstanding throughout the period and selected information for the period indicated is as follows:

                                                                      LifeUSA             LifeUSA             LifeUSA
                                                                  Aggressive Growth     Growth Fund         Global Fund
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
      Beginning of period                                         $       10.00         $     10.00         $     10.00
                                                              -------------------------------------------------------------------
OPERATIONS
      Net investment income (loss)                                        (0.01)              (0.01)              (0.01)
      Net realized and unrealized gains (losses)                          (0.70)              (0.75)               0.04
                                                              --------------------------------------------------------------------
           Total from operations                                          (0.71)              (0.76)               0.03
                                                              --------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                                   -                   -                   -
      Net realized gains                                                      -                   -                   -
                                                              --------------------------------------------------------------------
           Total distributions                                                -                   -                   -
                                                              --------------------------------------------------------------------

NET ASSET VALUE
      End of period                                                $        9.29       $        9.24       $      10.03
                                                              --------------------------------------------------------------------

    Total investment return*                                               (7.10%)             (7.60%)             0.30%

    Net assets at end of period (000's omitted)                    $          25       $          25       $         49

RATIOS:
      Expenses to average daily net assets***                               0.50**%             0.50**%             0.50**%
      Net investment income (loss) to average daily net assets***          (0.50**%)           (0.50**%)           (0.50**%)
      Porfolio turnover rate                                                0.00%               0.20%               0.00%



      *    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
      **   Annualized
      *** The Funds' distributor voluntarily waived $4,028, $4,026 and $4,038, respectively, in expenses for the period ended April 30, 1997.
            If the Funds had been charged these expenses, the ratios of expenses to average daily net assets would have been 77.01%, 86.34% and 41.78%, respectively, and the ratios of net investment income to average daily net assets would have been (77.01%), (86.34%) and (41.78%), respectively. These expenses will be voluntarily waived through May 1, 1998.
      **** Commencement of operations

====================================================================================================================================
                              FINANCIAL HIGHLIGHTS
====================================================================================================================================
                               LifeUSA Funds, Inc.
               Period from February 3, 1997**** to April 30, 1997
                                   (unaudited)

     Per share data for a share of capital stock outstanding throughout the period and selected information for the period indicated is as follows:


                                                                      LifeUSA             LifeUSA Current        LifeUSA Principal
                                                                   Balanced Fund            Income Fund         Preservation Fund

--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
      Beginning of period                                           $  10.00              $       10.00         $         10.00
                                                              --------------------------------------------------------------------

OPERATIONS
      Net investment income                                             0.04                        0.12                   0.10
      Net realized and unrealized gains (losses)                       (0.15)                      (0.14)                    -
                                                              --------------------------------------------------------------------
           Total from operations                                       (0.11)                      (0.02)                  0.10
                                                              --------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                                 -                        -                    (0.10)
      Net realized gains                                                    -                        -                       -
                                                              --------------------------------------------------------------------
           Total distributions                                              -                        -                    (0.10)
                                                              --------------------------------------------------------------------

NET ASSET VALUE
      End of period                                                 $   9.89               $       9.98        $          10.00
                                                              --------------------------------------------------------------------

    Total investment return*                                          (1.10%)                    (0.20%)                   1.03%

    Net assets at end of period (000's omitted)                     $     35                $       18         $              21

RATIOS:
      Expenses to average daily net assets***                           0.50**%                   0.50**%                  0.50**%
      Net investment income to average daily net assets***              2.45**%                   5.03**%                  4.39**%
      Porfolio turnover rate                                            0.00%                     0.00%                    0.00%


      * Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
      **   Annualized
      ***  The Funds' distributor voluntarily waived $4,029, $4,025 and
            $4,025, respectively, in expenses for the period ended
            April 30, 1997. If the Funds had been charged these expenses, the ratios of expenses to average daily net assets would have been 67.71%, 95.14% and 85.85%, respectively, and the ratios of net investment income to average daily net assets would have been (64.76%), (89.61%) and (80.96%), respectively.
            These expenses will be voluntarily waived through May 1, 1998. **** Commencement of operations


           See Accompanying Notes to Financial Statements on page 12

                          NOTES TO FINANCIAL STATEMENTS
                               LifeUSA Funds, Inc.

                                 April 30, 1997
                                   (unaudited)


(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         LifeUSA Funds, Inc. (the Company) was incorporated on April 26, 1996, and is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company consisting of the following six separate diversified investment funds: LifeUSA Aggressive Growth Fund (Aggressive Growth
Fund), LifeUSA Growth Fund (Growth Fund), LifeUSA Global Fund (Global Fund), LifeUSA Balanced Fund (Balanced Fund), LifeUSA Current Income Fund (Current Income Fund) and LifeUSA Principal Preservation Fund (Principal Preservation
Fund) (collectively, the Funds). Each of the Funds was created as a separate fund represented by a separate class of common stock of the Company and offer a means of investing in shares of certain IAI Mutual Funds (the Underlying Funds) within certain predetermined percentage ranges. The Company's articles of incorporation permit the Board of Directors to create additional funds in the future and each Fund is permitted to issue separate classes of stock. This report covers only the Aggressive Growth Fund, Growth Fund, Global Fund, Balanced Fund, Current Income Fund and Principal Preservation Fund, currently the only funds of the Company.

         Significant accounting policies followed by the Funds are summarized below:

         FUND VALUATION

         The investments of the Funds consist primarily of mutual funds that are valued daily at their respective net asset values in accordance with the 1940 Act.

         SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are reported on an identified-cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

         FEDERAL TAXES

         Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Funds are required to distribute substantially all of their net investment income and net realized gains on a calendar year basis.

         ORGANIZATION COSTS

         Organization costs are being amortized over sixty months on a straight-line basis. In the event LifeUSA Securities, Inc. (Distributor) redeems any or all of its shares representing initial capital in the Funds prior to the date such costs are fully amortized, it will bear such portion of the unamortized organization costs as the number of shares redeemed bears to the initial purchase of shares.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Statement of Assets and Liabilities. Actual amounts could differ from those estimates.

         (2)      FEES AND EXPENSES

     The Company has entered into an investment advisory and administrative services agreement with Investment Advisers, Inc. (Advisers) who is also the adviser to the Underlying Funds. Pursuant to the agreement, Advisers provides the Funds with investment advisory services and is responsible for the overall management of the Funds' business affairs subject to the authority of the Board of Directors. Because the Underlying Funds pay Advisers a management fee, no compensation is paid to Advisers under the Agreement. The Agreement also provides that each Fund shall pay the fees and expenses of outside legal counsel, independent public accountants, and custodians as well as certain expenses incurred in connection with the registration of Fund shares for sale to the public, interest and, in certain circumstances, taxes and extraordinary expenses.

     The Funds have adopted a plan of distribution under Rule 12b-1 of the Investment Company Act of 1940. Under such Plan, the Funds have entered into an Underwriting and Distribution Agreement (the "Agreement") with LifeUSA Securities, Inc. (the "Underwriter") Under the Agreement, the Funds pay the Underwriter a fee for the servicing of shareholder accounts and the distribution of Fund shares. The fee is computed monthly based on average daily net assets for each Fund at an annual rate of 0.75% (0.50% payable as distribution fee and 0.25% as a shareholder servicing fee). Until May 1, 1998, the Underwriter has voluntarily agreed to waive that portion of the fee in excess of 0.50% of each Fund's average daily net assets.

         (3)      CAPITAL STOCK

     The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the period ended April 30, 1997 were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                 LifeUSA                    LifeUSA                    LifeUSA
                                            Aggressive Growth               Growth                     Global
                                                  Fund                       Fund                       Fund
                                        ------------------------------------------------------------------------------
Sold                                              2,650                      2,680                      4,895
Issued for reinvested distributions                 -                          -                          -
Redeemed                                            -                           (5)                       -
                                        ------------------------------------------------------------------------------
Increase in shares outstanding                    2,650                      2,675                      4,895
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                 LifeUSA                    LifeUSA                    LifeUSA
                                                Balanced                 Current Income         Principal Preservation
                                                  Fund                        Fund                       Fund
                                        -------------------------------------------------------------------------------
Sold                                              3,553                      1,833                      2,083
Issued for reinvested distributions                 -                          -                           13
Redeemed                                            -                          -                          -
                                        -------------------------------------------------------------------------------
Increase in shares outstanding                    3,553                      1,833                      2,096
--------------------------------------- -------------------------------------------------------------------------------

         (4)      PURCHASES AND SALES OF SECURITIES

For the period ended April 30, 1997, purchases and sales proceeds of the underlying Funds were as follows:

----------------------------------------------------------------------------------------------------------------------
                                                         Purchases                               Sales
----------------------------------------------------------------------------------------------------------------------
LifeUSA Aggressive Growth Fund                           $ 26,335                                 $ -
LifeUSA Growth Fund                                      $ 26,284                                 $ 50
LifeUSA Global Fund                                      $ 49,691                                 $ -
LifeUSA Balanced Fund                                    $ 35,610                                 $ -
LifeUSA Current Income Fund                              $ 18,568                                 $ -
LifeUSA Principal Preservation Fund                      $ 20,978                                 $ -
----------------------------------------------------------------------------------------------------------------------

                                       13